Exhibit 10.1

Big Cat Mining Corporation




VIA FACSIMILE (403)262-4177
___________________________


January 6, 2005


Canadian Spirit Resources Inc.
Attention: Mr. Phillip D.C. Geiger, President & COO
Suite 2610, Watermark Tower
530 8th Avenue S.W.
Calgary, AB T2P 3S8

Dear Sirs,

         Re: MINERAL OPTION AMENDING AGREEMENT
             dated December 31, 2004 between Canadian Spirit Resources Inc.
             (the  "Optionor") and Big Cat Mining Corporation (the 'Optionee')
             ___________________________________________________________________


The Optionor and the Optionee are parties to an Option Agreement dated September 28, 2001 (the "Option Agreement") and Mineral Option Amending Agreements dated February 3, 2003; June 18, 2004; and December 3 1, 2004. Further to Clause 1.2 and 2.1 of the Mineral Option Amending Agreement dated December 31, 2004, the Optionee hereby gives notice to terminate the Option Agreement effective December 31, 2005. We trust you will find this notification to be in order.

Yours truly,


BIG CAT MINING CORPORATION







             810 - 1708 Dolphin Avenue, Kelowna, BC, Canada V1Y 9S4
                      Phone: 250 868-8177 Fax: 250 868-8493